EXHIBIT 99.1
                                                         ------------

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Theodore A. Boutacoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of IRIDEX Corporation on Form 10-Q for the fiscal quarter ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of IRIDEX Corporation.

                                   By:  /s/  Theodore  A.  Boutacoff
                                   -------------------------------------
                                   Name:  Theodore  A.  Boutacoff
                                   Title:  Chief  Executive  Officer

     I, Larry Tannenbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of IRIDEX Corporation on Form 10-Q for the fiscal quarter ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of IRIDEX Corporation.

                                   By:  /s/  Larry  Tannenbaum
                                   -------------------------------------
                                   Name:  Larry  Tannenbaum
                                   Title:  Chief Financial Officer, Senior Vice
                                           President of Finance and
                                           Administration  and  Secretary
                                           (Principal Financial and
                                           Accounting Officer)


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